TRANSAMERICA ELITE(SM)
                        SUPPLEMENT DATED JUNE 30, 2000 TO
                          PROSPECTUS DATED MAY 8, 2000


Effective June 30, 2000, the WRL Janus Global portfolio of the WRL Fund is not available as an investment option under the Transamerica Elite variable life insurance policy. Therefore, all references to this portfolio are deleted in the following sections:

Page 6  -  Investment Options
Page 14 - Portfolio Annual Expense Table (and footnotes (3) and (7)) Page 18 - The Portfolios
Page 65 - Rates of Return - Average Annual Total Rates of Return Table Page 69 - Hypothetical Illustrations Based on Adjusted Historical
          Portfolio Performance